Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rogers Corporation, a Massachusetts corporation (the “Corporation”), does hereby certify that:

The Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2012 (the “Form 10-Q”) of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Bruce D Hoechner
Bruce D. Hoechner President and Chief Executive Officer Principal Executive Officer August 1, 2012

/s/ Dennis M. Loughran
Dennis M. Loughran Vice President, Finance and Chief Financial Officer Principal Financial Officer August 1, 2012